VICTORY PORTFOLIOS
Interfund Lending N-CEN Certification
Period Ending December 31, 2021
In regards to the InterFund Lending Program, I certify that the
Adviser on behalf of the Funds has implemented procedures reasonably designed to achieve compliance with the terms and conditions of the InterFund Lending Order which includes the following objectives:
(a) that the InterFund Loan rate will be higher than the Repo Rate, but lower than the Bank Loan Rate; (b) compliance with the collateral requirements as set forth in the Application; (c) Compliance with the percentage limitations on interfund borrowing and lending; (d) Allocation of the interfund borrowing and lending demand in an equitable manner and in accordance with procedures established by the Trustees; and
(e) that the InterFund Loan Rate does not exceed the interest rate on any third-party borrowings of a borrowing Fund at the
time of the InterFund Loan.
March 14, 2022
Date
/s/ Colin Kinney
Chief Compliance Officer
Victory Funds